ASSIGNMENT OF REAL ESTATE PURCHASE CONTRACT

     FOR VALUE RECEIVED, the undersigned Assignor hereby assigns, transfers and sets over to Canton's Commercial Carpet Corporation (Assignee) all rights, title and interest held by the Assignor in and to the following described contract:
Real Estate Purchase Contract, with an offer date of July 14, 1998, to purchase property known as the New Brigham Building, 2402 Wall Avenue.
     The Assignor warrants and represents that said contract is in full force and effect and is fully assignable.
     The Assignee hereby assumes and agrees to perform all the remaining and executory obligations of the Assignor under the contract and agrees to indemnify and hold the Assignor harmless from any claim or demand resulting from non-performance by the Assignee.
     The Assignee shall be entitled to all monies remaining to be paid under the contract, which rights are also assigned hereunder.
     The Assignor warrants that the contract is without modification, and remains on the terms contained.
     The Assignor further warrants that it has full right and authority to transfer said contract and that the contract rights herein transferred are free of lien, encumbrance or adverse claim.
     This assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns. Signed this 22nd day of July, 1998.

/s/ Richard Surber, President
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Assignor (CyberState, Inc.)

/s/ Richard Surber, President
-----------------------------
Assignee ( Canton's Commercial Carpet Corporation)